Concentrations	6 Months Ended
Jun. 30, 2018
Fair Value Disclosures [Abstract]
Concentrations

18. CONCENTRATIONS

For the six months ended June 30, 2018, no customer accounted for greater than 10% of revenue. For the six months ended June 30, 2017, three customer accounted for greater than 10% of revenue. However, for the six months ended June 30, 2018 and 2017, the Company’s top five customers accounted for 29% and 75% of the Company’s revenues from continuing operations, respectively.

The Company’s top five customers accounted for 33% of accounts receivable as of June 30, 2018, of which two customers each accounted for greater than 10% or more of accounts receivable. The Company’s top five customers accounted for 46% of accounts receivable as of December 31, 2017, of which two customers each accounted for greater than 10% or more of accounts receivable.